[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                           CLEARWATER INVESTMENT TRUST
--------------------------------------------------------------------------------


                                January 31, 1997


TO:   Our Unit Holders


On December 31, 1996, the net asset value of the Clearwater Growth Fund was $17.88 per unit. The net asset value of the Clearwater Small Cap Fund was $12.74 per unit. On a total return basis for 1996, the Clearwater Growth Fund increased by 21.6% and the Clearwater Small Cap Fund increased by 15.0%. For comparative purposes, the S&P 500 increased by 23.1% and the Russell 2000 increased by 16.5%
 . For the fourth quarter, the Clearwater Growth Fund increased 3.1% and the Clearwater Small Cap Fund increased 4.8%. The S&P 500 increased 8.4% and the Russell 2000 increased 5.2%.

Sit Investment Associates, Inc., the subadvisor for the Clearwater Growth Fund, made the following comments on the year and outlook for 1997:

         U.S. equity performance was strong again in 1996. Continued moderate growth and inflation created a positive environment for financial assets generally. Larger capitalization growth stocks outperformed their "value" counterparts, but the same was not true for smaller capitalization issues. Given the overall environment, we believe your portfolio performed very well.

         The subadviser's outlook for 1997 is that moderate growth and moderate inflation will continue. If achieved, it would mean that the U.S. economy has registered annual real GDP growth of between +2.0 percent and +3.5 percent for six years in a row. While it is quite certain that the business cycle is not dead, the steady increases in personal income that are foreseen should be able to sustain consumer spending, which is the dominant driver of total GDP. In 1997, real GDP growth should increase +2.5 percent to +3.0 percent and CPI inflation +3.2 percent (assuming no revisions to the calculation methodology). These economic conditions should result in the Federal Reserve maintaining, at least in the early part of the year, the neutral policy stance that has been in place for several months.

         Compared to the well-above-average returns achieved from U.S. equities in 1995 and 1996 the potential rewards from the broad stock market in 1997 are likely to be more modest, based on technical as well as fundamental factors.

         Despite the more limited potential for the stock market as a whole, the subadvisor believes it is still possible to remain relatively positive with respect to above-average earnings growth companies in an environment of moderate economic growth combined with stable and low inflation. As of year end 1996, the projected average earnings gain for companies in the Growth Fund portfolio was +25.8% for 1997 versus +4.9%
         for  the  S&P  Index.   The  portfolio's
         high earnings growth rate, particularly in relation to the broader stock market, supports the case that growth stocks as a category should exhibit favorable relative performance."

[GRAPHIC OMITTED]

Annualized Total Returns
               One Year  Five Year Inception 6/19/87
Growth Fund    21.6%     11.7%     11.6%
S&P 500        23.1%     15.2%     13.0%


Kennedy Capital Management, the subadvisor for the Small Cap Fund, made the following comments:

          "The Clearwater account lagged the Russell 2000 benchmark for the year. Obviously, we would have preferred to have exceeded the benchmark but, given the market's preference for large and better-known stocks, we are reasonably satisfied. By way of contrast, the average earnings growth (one year) for firms in the Clearwater portfolio is almost triple that of the typical firm in the benchmark. The average weighted market-cap of the Clearwater account, however, was $173 million while the median market-cap of the Russell 2000 is $640 million.

         For the past three years, large stocks have outperformed small stocks. The larger the stock, the better it tended to perform. We expect that sometime in the near future, small-cap stocks will once again assume their historic position of providing higher returns than large stocks. This may occur for any number of reasons. The most obvious trigger would be a pick up in the economic activity that eases investor concerns and broadens market participation. Or, large companies which are selling at high multiples may choose to sustain their grown through acquisition. Specifically, we may see a pick up in the purchase of smaller faster growing companies by larger firms.

         As we await the turn, KCM's process remains unchanged. We identify small, fast-growing but misunderstood companies and assist them in increasing their visibility to other institutional investors."

[GRAPHIC OMITTED]

Annualized Total Returns
               One Year  Five Year Inception 6/19/87
Small Cap Fund 15.0%     NA        10.6%
Russell 2000   16.5%     NA        13.7%

Previous periods during which the Fund was advised by another investment manager are not shown.



Clearwater Investment Trust                        Clearwater Management Company
---------------------------                        -----------------------------
F. T. Weyerhaeuser, Chairman & Treasurer           P. W. Pascoe, Chairman &
Samuel B. Carr, Jr.                                 Treasurer
Stanley R. Day, Jr.                                W. T. Weyerhaeuser, V.P. &
Robert J. Phares                                    Secretary
                                                   E. C. Driscoll
                                                   W. John Driscoll
D. C. Titcomb, V.P. & Secretary                    C. W. Morley
                                                   F. W. Piasecki
                                                   D. C. Titcomb
                                                   G. H. Weyerhaeuser, Jr.

                           CLEARWATER INVESTMENT TRUST

                              Financial Statements

                                December 31, 1996

                          Independent Auditors' Report




The Board of Trustees and Shareholders
Clearwater Investment Trust:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Clearwater Small Cap Fund and Clearwater Growth Fund (funds within Clearwater Investment Trust) as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Clearwater Small Cap Fund and Clearwater Growth Fund at December 31, 1996, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.




                                                           KPMG Peat Marwick LLP



Minneapolis, Minnesota
January 31, 1997


                           CLEARWATER INVESTMENT TRUST

                      Statements of Assets and Liabilities

                                December 31, 1996

                                                                                       Clearwater              Clearwater
Assets                                                                               Small Cap Fund            Growth Fund

Investments in securities at market value (note 2),
     (identified cost: $27,601,784 and $59,084,186,
     respectively)                                                                  $       32,755,534          94,082,376
Cash in bank on demand deposit                                                                  12,949              18,142
Receivable for investment securities sold                                                      187,272              18,969
Accrued dividend and interest receivable                                                        32,391              89,612
Other receivables                                                                                1,252                 527
                Total assets                                                                32,989,398          94,209,626


Liabilities

Payable for investment securities purchased                                                    112,476              25,842
Accrued management fee                                                                         103,390             261,636
                Total liabilities                                                              215,866             287,478

Net assets applicable to outstanding capital stock                                  $       32,773,532          93,922,148

Represented by:
     Capital stock and additional paid-in capital-
         authorized  unlimited numberof shares at no par
         value for each Fund; outstanding 2,571,795 and
         5,252,780 shares, respectively (note 2)                                            27,619,782          58,866,357
     Accumulated net realized gains                                                                  0              57,601
     Unrealized appreciation of investments                                                  5,153,750          34,998,190

                Total--representing net assets
                   applicable to outstanding capital stock                          $       32,773,532          93,922,148

                Net asset value per share of outstanding
                   capital stock                                                    $            12.74               17.88


See accompanying notes to financial statements.

                          CLEARWATER INVESTMENT TRUST

                            Statements of Operations

                      For the year ended December 31, 1996

                                                                                             Clearwater          Clearwater
                                                                                           Small Cap Fund        Growth Fund
Income:
     Dividends (net of foreign taxes withheld of $0
         and $3,266, respectively)                                                    $        343,155              688,403
     Interest                                                                                   63,759              232,931
                Total income                                                                   406,914              921,334

Expenses (note 5):
     Management fee                                                                            392,202              977,321
     Federal and state taxes (note 2)                                                           13,248               10,859
                Total expenses                                                                 405,450              988,180

                Investment income (loss)--net                                                    1,464              (66,846)

Realized and unrealized gains on investments:
     Net realized gains on investments                                                       1,056,580           13,625,055
     Net change in unrealized appreciation or
         depreciation of investments                                                         3,060,523            4,478,299
                Net gain on investments                                                      4,117,103           18,103,354

                Net increase in net assets
                   resulting from operations                                          $      4,118,567           18,036,508


See accompanying notes to financial statements.

                          CLEARWATER INVESTMENT TRUST

                      Statements of Changes in Net Assets

                                                                   Clearwater Small Cap Fund             Clearwater Growth Fund
                                                                     Year ended December 31,             Year ended December 31,
                                                                      1996            1995                1996            1995
Operations:
     Investment income (loss), net                              $      1,464          82,418              (66,846)         43,837
     Net realized gain on investments                              1,056,580       2,170,720           13,625,055       5,008,130
     Net change in unrealized appreciation
         or depreciation of investments                            3,060,523       3,282,565            4,478,299      16,347,374
                Net increase in net assets
                   resulting from operations                       4,118,567       5,535,703           18,036,508      21,399,341

Distributions to shareholders from:
     Investment income, net                                           (2,953)        (80,929)                   0         (43,837)
     Excess distribution of net investment
         income                                                      (18,195)              0                    0          (2,342)
     Net realized gains                                           (1,059,022)     (2,150,083)         (13,567,454)     (4,980,550)
     Tax return of capital                                           (36,781)              0                    0               0
                Total distributions to
                   shareholders                                   (1,116,951)     (2,231,012)         (13,567,454)     (5,026,729)

Capital share transactions (note 4):
     Proceeds from sales                                           2,162,955       3,891,971                9,000          50,000
     Shares issued for reinvestment of
         distributions                                               812,971       1,647,305            7,281,829       2,938,222
     Payments for shares redeemed                                    (29,543)        (16,824)          (2,612,400)       (585,274)
                Increase in net assets
                   from capital share
                   transactions                                    2,946,383       5,522,452            4,678,429       2,402,948

                Total increase in net assets                       5,947,999       8,827,143            9,147,483      18,775,560

Net assets at beginning of year                                   26,825,533      17,998,390           84,774,665      65,999,105

Net assets at end of year (including
  undistributed distributions in
  excess of) net investment income of
  $0 and $1,489 for Clearwater
  Small Cap Fund                                                $ 32,773,532      26,825,533           93,922,148      84,774,665

See accompanying notes to financial statements.

                         CLEARWATER INVESTMENT TRUST

                        Notes to Financial Statements


  (1)  Organization

       Clearwater  Investment  Trust (the Trust) was  established on January 12,
         1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company and presently includes two series of funds: Clearwater Small Cap Fund and Clearwater Growth Fund (the funds). The Trust's declaration of trust permits the board of directors to create additional funds in the future. The investment objective of the funds is long-term capital growth. The Clearwater Small Cap Fund primarily invests in equity and fixed income securities of companies that have total equity market capitalizations of $1 billion or lower. The Clearwater Growth Fund invests in a broad list of securities that offer the potential for growth.

  (2)  Summary of Significant Accounting Policies

       The significant accounting policies followed by the funds are as follows:

         Investments in Securities

         Investments in securities are valued at the last sales price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the board of trustees, although the actual computations may be made by persons acting pursuant to the direction of the board.

         Security  transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of original issue discount and premium, is accrued daily.

         Federal Taxes

         The Trust's policy is to comply with the  requirements  of the Internal
           Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no income tax provision is generally required. However, the funds incurred federal and state income taxes of $13,248, or $0.005 per share, for Clearwater Small Cap Fund, and $10,859, or $0.002 per share, for Clearwater Growth Fund, on a minor portion of taxable income retained. Each fund is treated as a separate entity for federal income tax purposes. In addition, on a calendar year basis, each fund intends to distribute substantially all of its net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                                                                  (Continued)

                         CLEARWATER INVESTMENT TRUST


         Net investment  income and net realized  gains for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the funds.

         On the  statements  of  assets  and   liabilities,   due  to  permanent
           book-to-tax differences, the following adjustments have been made:

                                                 Clearwater     Clearwater
                                                  Small Cap     Growth
                                                    Fund           Fund
            ---------------------------------------------------------------

            Undistributed    net   investment   $   18,195         66,846
            income
            Accumulated net realized gains         (18,154)       (25,370)
            Additional paid-in capital                 (41)       (41,476)

         Distributions to Shareholders

         Distributions to shareholders from net investment income and net realized gains, if any, are declared annually and paid in cash or reinvested in additional shares.

         Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

  (3)  Investment Security Transactions

       Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended December 31, 1996, were as follows:

                                                           Sales
                                                Purchases  proceeds
  ------------------------------------------------------------------
  ------------------------------------------------------------------

  Clearwater Small Cap Fund                   $ 26,015,262 25,803,735
  Clearwater Growth Fund                        66,490,183 72,393,736

                                                                  (Continued)

                         CLEARWATER INVESTMENT TRUST


  (4)  Capital Share Transactions

       Transactions in shares of each fund for the years ended December 31, 1996 and 1995, were as follows:

                                 Clearwater          Clearwater
                               Small Cap Fund       Growth Fund
                              -----------------  -------------------
                               1996     1995       1996      1995
  ------------------------------------------------------------------

  Sold                        171,784  376,459        500     3,495
  Issued for reinvested
        distributions          63,812  143,619    407,261   172,735

  Redeemed                     (2,467)  (1,503)  (137,983)  (38,758)
  ------------------------------------------------------------------

        Increase              233,129  518,575    269,778   137,472
  ==================================================================

  (5)  Expenses and Related Party Transactions

       The  Trust  has  a  contract  for  management  services  with  Clearwater
         Management Company, a management firm of which the Trust's chairman is a shareholder. Under terms of the agreement, Clearwater Small Cap Fund and Clearwater Growth Fund pay a monthly fee equal to an annual rate of 1.35% and 1.10% of average net assets, respectively. However, certain state securities laws do not permit Clearwater Management Company to charge its management fee with respect to investments in other investment companies held by the funds, therefore, actual management fees may be less than these contractual rates. Clearwater Management Company is responsible for the payment or reimbursement of all of the Funds' expenses, except brokerage, taxes, interest and extraordinary expenses.

       The management firm has entered into a sub-advisory contract with an independent investment advisory firm for each fund to provide daily investment management services. The sub-advisory fee for the Clearwater Small Cap Fund, payable to Kennedy Capital Management, is equal to an annual rate of 1.00% of the first $30 million in net assets and then decreasing in reduced percentages to 0.80% of net assets in excess of $50 million. The sub-advisory fee for the Clearwater Growth Fund, payable to SIT Investment Associates, Inc., is equal to an annual rate of .75% of the first $10 million in net assets and then decreasing in reduced percentages to .35% of net assets in excess of $80 million.

(6) Restricted Securities

       At December 31, 1996, nvestments in securities for each of the Funds included securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. The Funds currently limit investments in restricted securities to 15% of net assets at the time of purchase. The aggregate value of such securities at December 31, 1996 was $242,500 and $499,124 representing .7% and .5% of net assets for the Clearwater Small Cap and Clearwater Growth Funds, respectively.

                                                                  (Continued)

                         CLEARWATER INVESTMENT TRUST


  (7)  Financial Highlights

       Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the period and selected information for each period is as follows:

Clearwater Small Cap Fund

                                 Year ended December 31
                       --------------------------------------------------------
                                  1996      1995    1994(b)   1993     1992
-------------------------------------------------------------------------------

Net asset value,              $ 11.47      9.89    12.26     11.50    11.30
beginning of year
-------------------------------------------------------------------------------

Income from
investment
   operations:
     Net investment income
        (loss)                    .00       .04      .17       .17      .29
     Net realized and
        unrealized gains (losses)1.71      2.56     (.99)     1.60      .25
-------------------------------------------------------------------------------
         Total from
           investment
           operations            1.71      2.60     (.82)     1.77      .54
-------------------------------------------------------------------------------

Less distributions:
   Dividends from net
     investment income            .00      (.04)    (.17)     (.17)    (.29)
   Excess distributions from
     net investment income       (.01)      .00      .00       .00      .00
   Distributions from net
     realized gains              (.42)     (.98)   (1.38)     (.84)    (.05)

   Tax return of capital         (.01)      .00      .00       .00      .00
-------------------------------------------------------------------------------
   Total distributions           (.44)    (1.02)   (1.55)    (1.01)    (.34)
-------------------------------------------------------------------------------

Net asset value, end of year  $ 12.74     11.47     9.89     12.26    11.50
-------------------------------------------------------------------------------

Total return(a)                 15.0%     26.3%    (6.7%)   15.4%      4.9%

Net assets, end of year (000s
   omitted)                   $32,774    26,826  17,998    13,972     13,128

Ratio of expenses to average
   net assets                    1.37%(d)  1.35%   1.40%     1.47%    1.49%

Ratio of net investment income
  to average net assets          .00%      .36%    1.61%     1.38%    2.54%

Average brokerage commission
  rate(c)                     $ 0.0424     n/a      n/a       n/a      n/a


Portfolio turnover rate
  (excluding short-term        89.25%    77.46%  122.88%    58.49%   73.07%
  securities)

(a) Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(b) Effective May 1, 1994, a change was implemented in the fund's investment policies whereby the fund must invest at least 65% of its total assets in securities of companies that have total equity market capitalizations of $1 billion or lower. Prior to this change, the fund was permitted to invest in a broad list of equity and fixed income securities. Also, the fund's name was changed from Clearwater Value Fund to Clearwater Small Cap Fund. Also effective January 1, 1994, Kennedy Capital Management became the sub-adviser for the fund.

(c) Beginning in fiscal 1996, the fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the total number of related shares purchased and sold.

(d) Includes federal and state taxes of .04%.

                                                                  (Continued)

Clearwater Growth Fund

                               Year ended December 31
                       --------------------------------------------------------
                                  1996      1995    1994      1993     1992
-------------------------------------------------------------------------------

Net asset value,              $ 17.01     13.62    14.49     15.98    15.42
beginning of year
-------------------------------------------------------------------------------

Income from
investment
   operations:
     Net investment income
        (loss)                   (.01)      .01      .06       .09      .11
     Net realized and
        unrealized gains         3.68      4.43      .11       .27      .56
-------------------------------------------------------------------------------
         Total from
           investment
           operations            3.67      4.44      .17       .36      .67
-------------------------------------------------------------------------------

Less distributions:
   Dividends from net
     investment income            .00      (.01)    (.06)     (.09)    (.11)
   Distributions from
     realized gains             (2.80)    (1.04)    (.98)    (1.76)     .000
-------------------------------------------------------------------------------
   Total distributions          (2.80)    (1.05)   (1.04)    (1.85)    (.11)
-------------------------------------------------------------------------------

Net asset value, end of year  $ 17.88     17.01    13.62     14.49    15.98
-------------------------------------------------------------------------------

Total return(a)                 21.6%     32.6%     1.2%     2.2%      4.4%

Net assets, end of year (000s
   omitted)                   $93,922    84,775   65,999   61,037    67,554

Ratio of expenses to average
   net assets                    1.08%(c)  1.08%    1.07%    1.08%     1.10%

Ratio of net investment income
  to average net assets          (.07)%     .06%    .39%      .55%      .74%

Average brokerage commission
  rate(b)                     $  0.0547     n/a      n/a       n/a      n/a


Portfolio turnover rate
  (excluding short-term           75.90%  58.64%    70.69%   52.76%   32.08%
  securities)

(a) Total return figures are based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(b) Beginning in fiscal 1996, the fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of portfolio securities by the number of related shares purchased and sold.

(c)  Includes federal and state taxes of .01%.

                          CLEARWATER INVESTMENT TRUST

                           CLEARWATER SMALL CAP FUND

                           Investments in Securities

                               December 31, 1996


                                                                                        Principal
                                                                                        amount or
                                                                                          number               Market
Name of issuer                                                                          of shares            value (a)
(Percentages of each investment category relate to total net assets.)

Corporate Bonds (0.7%):
     Park Ohio Industries Inc.
         7.25%, 6/15/04 (c)                                                               250,000   $          242,500
                Total investment in bonds (cost $250,000)                                                      242,500

Common and Preferred Stock (94.6%):
     Aerospace (1.1%):
         Transtechnology Corp.                                                             19,200              376,800

     Automotive (0.9%):
         Standard Motor Products Inc.                                                      21,700              301,087

     Banks (2.0%):
         Fidelity Federal Savings Bank                                                     18,370              326,068
         Gold Banc Corp., Inc. (b)                                                         20,000              172,500
         Trenton Savings Bank                                                              10,800              172,800
                                                                                                               671,368

     Chemicals (0.4%):
         Lilly Industries Inc. Class A                                                      6,750              123,187

     Computer Software (7.2%):
         Altris Software Inc. (b)                                                          21,300              138,450
         Citation Computer Systems (b)                                                     36,500              237,250
         Find/SVP Inc. (b)                                                                 31,495               57,085
         Henry (Jack) & Associates                                                         10,100              361,075
         PRI Automation Inc. (b)                                                            4,100              186,550
         Prophet 21 Inc. (b)                                                               70,000              411,250
         SYMIX Systems Inc. (b)                                                            63,000              507,938
         Timberline Software Corp.                                                         50,275              452,475
                                                                                                             2,352,073


See accompanying notes to investments in securities.
                                                                                                           (Continued)

                          CLEARWATER INVESTMENT TRUST

                           CLEARWATER SMALL CAP FUND

                      Investments in Securities, Continued


                                                                                           Number              Market
Name of issuer                                                                           of shares           value (a)

Common and Preferred Stock, continued:
     Construction Materials (3.0%):
         Cameron Ashley Building Products (b)                                              20,000   $          280,000
         Northwest Pipe Company (b)                                                        43,100              700,375
                                                                                                               980,375

     Consumer Goods--Non Durable (1.2%):
         Electronic Hair Styling Inc. (b)                                                  70,500              290,813
         Parlux Fragrances Inc. (b)                                                        27,750              114,469
                                                                                                               405,282

     Diversified (3.2%)
         American Biltrite Inc.                                                            13,000              289,250
         CPAC Inc. (b)                                                                     21,640              324,600
         Matthews International Corp. Class A                                              16,000              452,000
                                                                                                             1,065,850

     Electrical Equipment (6.3%):
         Align-Rite International Inc. (b)                                                  9,000               99,000
         American Precision Industries Inc.                                                11,400              228,000
         Astro-Med, Inc.                                                                   40,000              340,000
         Charter Power Systems Inc.                                                        11,600              353,800
         Gasonics International Corp. (b)                                                  17,200              176,300
         Luminart Inc. (b)                                                                 12,715                9,536
         TSX Corp. (b)                                                                     54,000              479,250
         Zycon Corp. (b)                                                                   21,000              375,375
                                                                                                             2,061,261


See accompanying notes to investments in securities.
                                                                                                         (Continued)

                          CLEARWATER INVESTMENT TRUST

                           CLEARWATER SMALL CAP FUND

                      Investments in Securities, Continued


                                                                                          Number               Market
Name of issuer                                                                          of shares            value (a)

Common and Preferred Stock, continued

     Electronics, Instrument (10.7%):
         Audiovox Corp. Class A (b)                                                       100,000   $          568,750
         Datamarine International Inc. (b)                                                 34,500              207,000
         Electroglas Inc. (b)                                                               4,000               64,500
         Esco Electronics Corp.                                                            13,000              130,000
         Herley Industries Inc. (b)                                                        26,470              271,318
         Keithley Instruments Inc.                                                         19,500              180,375
         Liuski International Inc. (b)                                                     16,000               28,000
         MTI Technology Corp. (b)                                                         135,900              450,169
         Photronics Inc. (b)                                                                3,300               89,925
         II-VI Inc. (b)                                                                    10,000              262,500
         Ultrak Inc. (b)                                                                   14,700              448,350
         Wegener Corp. (b)                                                                 50,000              196,875
         Wells-Gardner Electronics Corp. (b)                                               25,250              110,469
         Whitehall Corp. (b)                                                               11,250              483,750
                                                                                                             3,491,981

     Financial (6.4%):
         Greater NY Savings Bank                                                           44,400              604,950
         Mechanics Savings Bank (b)                                                         6,700              105,525
         Pacific Crest Capital, Inc. (b)                                                   56,400              648,600
         Riggs National Preferred Series B 10.75%                                          11,050              319,069
         Roosevelt Financial Group Inc.                                                    19,500              409,500
                                                                                                             2,087,644

     Food and Beverage (3.5%):
         Daka International Inc. (b)                                                       33,550              322,919
         Erly Industries Inc.                                                               8,894               71,152
         Farmer Brothers Company                                                            2,150              326,800
         Unimark Group Inc. (b)                                                            53,965              418,229
                                                                                                             1,139,100


See accompanying notes to investments in securities.
                                                                                                           (Continued)

                          CLEARWATER INVESTMENT TRUST

                           CLEARWATER SMALL CAP FUND

                      Investments in Securities, Continued


                                                                                           Number              Market
Name of issuer                                                                           of shares           value (a)

Common and Preferred Stock, continued:

     Forest Products (2.6%):
         Pope & Talbot Inc.                                                                28,500   $          452,438
         Universal Forest Products Inc.                                                    29,250              387,562
                                                                                                               840,000

     Furniture (0.5%):
         Winsloew Furniture Inc. (b)                                                       15,950              155,512

     Health Care (1.8%):
         Laser Vision Centers Inc. (b)                                                     17,500               94,063
         Mariner Health Group Inc. (b)                                                     45,000              376,875
         U.S. Diagnostic Inc. (b)                                                          13,000              120,250
                                                                                                               591,188

     Insurance (9.6%):
         Acceptance Insurance Companies Inc. (b)                                            2,290               45,228
         Acordia Inc.                                                                      10,850              314,650
         American Physicians Service Group (b)                                             49,000              318,500
         Arbatax International Inc. (b)                                                     7,250               48,938
         John Alden Financial Corp.                                                        35,600              658,600
         Liberty Financial Companies Inc.                                                  12,200              474,275
         Motor Club of America (b)                                                         17,200              163,400
         Penn Treaty American Corp. (b)                                                    20,300              527,800
         Pioneer Financial Services Inc.                                                   17,022              425,550
         Symons International Group Inc. (b)                                               10,550              176,713
                                                                                                             3,153,654

     Machinery (1.0%):
         Easco Inc.                                                                        43,100              328,637

     Manufactured Housing (3.1%):
         American Homestar Corp. (b)                                                       27,100              616,524
         Belmont Homes Inc. (b)                                                            40,100              385,962
                                                                                                             1,002,486


See accompanying notes to investments in securities.
                                                                                                        (Continued)

                           CLEARWATER SMALL CAP FUND

                      Investments in Securities, Continued


                                                                                           Number              Market
Name of issuer                                                                           of shares           value (a)

Common and Preferred Stock, continued:

     Medical Technology (3.2%):
         Alliance Imaging Inc. (b)                                                         36,000   $          207,000
         Colorado Medtech Inc. (b)                                                         80,650              241,950
         OEC Medical Systems Inc. (b)                                                      27,532              412,980
         Star MultiCare Services Inc. (b)                                                  30,500              183,000
                                                                                                             1,044,930

     Office Equipment, Computers (0.3%):
         Gradco Systems Inc. (b)                                                           26,900              100,875

     Oil and Gas (8.6%):
         Belden & Blake Corp. (b)                                                          11,600              295,800
         Bolt Technology Corp. (b)                                                        197,500              864,063
         Coho Energy Inc. (b)                                                              47,100              335,588
         Denbury Resources Inc. (b)                                                        14,350              208,075
         Lufkin Industries Inc.                                                            16,250              406,250
         NUI Corp.                                                                         18,650              421,956
         Providence Energy Corp.                                                           16,950              296,625
                                                                                                             2,828,357

     Pharmaceuticals (1.1%):
         ICN Pharmaceuticals Inc.                                                          17,702              347,400

     Printing, Publishing and Broadcasting (0.3%):
         Media General Inc. Class A                                                         3,100               93,774

     Retail Trade (3.6%):
         Drug Emporium, Inc. (b)                                                           54,800              232,900
         Duckwall-Alco Stores, Inc. (b)                                                    22,200              316,350
         Genovese Drug Stores Inc. Class A                                                 40,196              623,037
                                                                                                             1,172,287


See accompanying notes to investments in securities.
                                                                                                   (Continued)

                          CLEARWATER INVESTMENT TRUST

                           CLEARWATER SMALL CAP FUND

                      Investments in Securities, Continued


                                                                                        Principal
                                                                                        amount or
                                                                                          number               Market
Name of issuer                                                                          of shares            value (a)

Common and Preferred Stock, continued:

     Services (8.6%):
         Children's Discovery Centers Inc. (b)                                             56,900   $          398,300
         GNI Group Inc. (b)                                                                41,800              276,925
         Health Fitness Physical Therapy Inc. (b)                                          69,200              207,600
         ICO Inc.                                                                         108,168              662,529
         MARC Inc.                                                                         20,100              439,688
         PS Group Holdings Inc.                                                            25,950              350,325
         Rowe Furniture Corp.                                                              60,400              483,200
                                                                                                             2,818,567

     Telecommunications (0.4%):
         SSE Telecom Inc. (b)                                                              16,450              131,600

     Tobacco (0.8%):
         Dimon Inc.                                                                        12,000              277,500

     Utility-Gas, Electric (3.2%):
         El Paso Electric Company (b)                                                      67,100              436,150
         Trigen Energy Corp.                                                               21,500              618,125
                                                                                                             1,054,275
                Total Common and Preferred Stock
                   (cost: $25,835,800)                                                                      30,997,050

Short-Term Securities (4.6%):
     Federated Master Trust 4.95%                                                       1,515,984            1,515,984
                Total Short--Term Securities
                   (cost: $1,515,984)                                                                        1,515,984

                Total Investments in Securities
                   (cost: $27,601,784) (d)                                                          $       32,755,534


See accompanying notes to investments in securities.
                                                                                                          (Continued)

CLEARWATER INVESTMENT TRUST

CLEARWATER SMALL CAP FUND

Investments in Securities, Continued


Notes to Investments in Securities

(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.

(b)   Currently non-income producing.

(c) Security purchased on June 6, 1994 at a cost of $250,000 as part of a private placement that has not been registered with the Securities and Exchange Commission under the Securities Act of 1993. May be sold only to dealers in that program or other accredited investors.

(d) At December 31, 1996, the cost for federal income tax purposes was $27,601,784. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

         Gross unrealized appreciation                       $        6,366,557
         Gross unrealized depreciation                               (1,212,807)

               Net unrealized appreciation                   $        5,153,750

                          CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND

                           Investments in Securities

                               December 31, 1996


                                                                                      Number               Market
Name of issuer                                                                       of shares            value (a)
(Percentages of each investment category relate to total net assets.)

Common Stock (100.1%):

     Domestic (90.2%):

         Aerospace (1.7%):
            Boeing Company                                                               15,000   $        1,595,625

         Automotive (1.5%):
            Harley Davidson Inc.                                                         29,500            1,386,500

         Banks (2.5%):
            Citicorp                                                                     10,500            1,081,500
            First American Corp.--Tenn.                                                   2,000              115,250
            Norwest Corp.                                                                27,000            1,174,500
                                                                                                           2,371,250

         Chemicals (2.1%):
            IMC Global Inc.                                                               9,500              371,688
            Monsanto Company                                                             24,000              933,000
            Potash Corp. of Saskatchewan                                                  7,500              637,500
                                                                                                           1,942,188

         Computer Software (17.6%):
            Aspen Technology Inc. (b)                                                     2,000              160,500
            Cerner Corp. (b)                                                             14,500              224,750
            Computer Associates International Inc.                                        9,500              472,624
            Computer Sciences Corp. (b)                                                   9,000              739,124
            Dendrite International Inc. (b)                                              25,000              206,250
            Electronics for Imaging Inc. (b)                                              9,000              740,250
            First Data Corp.                                                             37,000            1,350,500
            Fiserv Inc. (b)                                                              20,000              735,000
            HBO & Company                                                                34,500            2,048,436
            Informix Corp. (b)                                                           20,000              407,500
            Legato Systems Inc. (b)                                                       6,000              195,750


See accompanying notes to investments in securities.

                                                                                                         (Continued)

                          CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND

                      Investments in Securities, Continued


                                                                                       Number               Market
Name of issuer                                                                        of shares            value (a)

Common Stock, continued:

            Medic Computer Systems Inc. (b)                                              18,000   $          725,624
            Microsoft Corp. (b)                                                          24,000            1,983,000
            National Data Corp.                                                           8,500              369,750
            Oracle Corp. (b)                                                             27,500            1,148,124
            Parametric Technology Corp. (b)                                              53,500            2,748,562
            Peoplesoft Inc. (b)                                                          27,000            1,294,312
                                                                                                          15,550,056

         Construction Materials (0.6%):
            Owens Corning                                                                13,000              554,125

         Consumer Goods--Non Durable (3.1%):
            Gillette Company                                                             25,000            1,943,750
            Procter & Gamble Company                                                      9,000              967,500
                                                                                                           2,911,250

         Diversified (1.3%):
            Crane Company                                                                22,500              652,500
            Tyco International Ltd.                                                      11,000              581,625
                                                                                                           1,234,125

         Electrical Equipment (1.9%):
            General Electric Company                                                     18,000            1,779,750

         Electronics, Instrument (6.9%):
            Analog Devices Inc. (b)                                                      34,500            1,168,688
            Hewlett-Packard Company                                                      10,000              502,500
            Intel Corp.                                                                  20,500            2,684,219
            Sundstrand Corp.                                                             25,000            1,062,500
            Xilinx Inc. (b)                                                              28,000            1,030,750
                                                                                                           6,448,657


See accompanying notes to investments in securities.

                                                                                                         (Continued)

                          CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND

                      Investments in Securities, Continued


                                                                                       Number               Market
Name of issuer                                                                        of shares            value (a)

Common Stock, continued:

         Financial (6.8%):
            CUC International Inc. (b)                                                   60,000   $        1,425,000
            Federal Home Loan Mortgage Corp.                                              9,000              991,125
            Franklin Resources Inc.                                                       7,000              478,625
            Green Tree Financial Corp.                                                   12,500              482,813
            T. Rowe Price & Associates                                                   33,500            1,457,250
            TCF Financial Corp.                                                          35,000            1,522,500
                                                                                                           6,357,313

         Food and Beverage (4.2%):
            Coca Cola Company                                                            36,000            1,894,500
            Phillip Morris Companies, Inc.                                               18,500            2,083,563
                                                                                                           3,978,063

         Health Care (4.3%):
            Healthsouth Corp. (b)                                                        47,500            1,834,688
            Oxford Health Plans Inc. (b)                                                 38,000            2,225,375
                                                                                                           4,060,063

         Insurance (6.7%):
            American International Group                                                 12,000            1,299,000
            CMAC Investment Corp.                                                        13,000              477,750
            Mercury General Corp.                                                        28,500            1,496,250
            MGIC Investment Corp.                                                        17,000            1,292,000
            NAC Re Corp.                                                                  5,500              186,313
                                                                                                           4,751,313

         Lodging and Restaurants (2.1%):
            Marriott International, Inc.                                                 20,000            1,105,000
            Promus Hotel Corp. (b)                                                       28,000              829,500
                                                                                                           1,934,500

         Medical Technology (2.0%):
            Medtronic Inc.                                                               17,500            1,190,000
            Stryker Corp.                                                                23,000              687,125
                                                                                                           1,877,125


See accompanying notes to investments in securities.

                                                                                                         (Continued)

                          CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND

                      Investments in Securities, Continued


                                                                                      Number                Market
Name of issuer                                                                       of shares             value (a)

Common Stock, continued:

         Office Equipment, Computers (2.8%):
            Cisco Systems Inc. (b)                                                       38,000   $        2,417,750

         Oil and Gas (7.4%):
            Baker Hughes Inc.                                                            19,000              655,500
            Camco International Inc.                                                     11,500              530,438
            Noble Affiliates Inc.                                                         9,500              454,813
            Parker & Parsley Petroleum Company                                           25,500              937,125
            Transocean Offshore Inc.                                                     18,500            1,158,563
                                                                                                           3,736,439

         Pharmaceuticals (9.1%):
            Amgen Inc. (b)                                                               26,500            1,440,938
            Biogen Inc. (b)                                                              24,000              930,000
            Johnson & Johnson                                                            35,000            1,741,250
            Pfizer Inc.                                                                  25,000            2,071,875
                                                                                                           6,184,063

         Retail Trade (4.8%):
            Federated Department Stores Inc. (b)                                         32,500            1,109,063
            Gap Inc.                                                                     20,000              602,500
            Home Depot Inc.                                                              20,500            1,027,563
            Kohls Corp. (b)                                                              35,000            1,373,750
            Petsmart Inc. (b)                                                            20,000              437,500
                                                                                                           4,550,376

         Services (5.8%):
            Ceridian Corp. (b)                                                           44,500            1,802,250
            Corestaff Inc. (b)                                                           43,200            1,023,300
            Paychex Inc.                                                                 13,500              694,406
            Stewart Enterprises Inc. Class A                                             27,750              943,500
                                                                                                           4,463,456


See accompanying notes to investments in securities.

                                                                                                         (Continued)

                           CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND

                      Investments in Securities, Continued


                                                                                        Number
                                                                                      of shares
                                                                                     or principal            Market
Name of issuer                                                                          amount             value (a)

Common Stock, continued:

         Telecommunications (4.9%):
            ADC Telecommunications Inc. (b)                                              17,000   $          529,125
            Ascend Communications Inc. (b)                                                7,000              434,875
            LCI International Inc. (b)                                                   30,000              645,000
            MCI Communications                                                           35,000            1,144,063
            Picturetel Corp. (b)                                                         18,000              468,000
            Premisys Communications Inc. (b)                                              6,000              202,500
            Tellabs Inc. (b)                                                             18,000              677,250
            U.S. Robotics Corp. (b)                                                       7,500              540,000
                                                                                                           4,640,813

     Foreign (9.9%):

         Ace Ltd.                                                                        11,000              661,375
         Astra AB ADR                                                                    11,500              563,500
         Baan Company (b)                                                                15,000              521,250
         British Petroleum Company ADR                                                    9,285            1,312,667
         Danka Business Systems ADR                                                       5,500              194,563
         Elan Corp. plc ADR (b)                                                          28,500              947,625
         Exel Ltd.                                                                       24,000              909,000
         Loewen Group Inc.                                                               14,000              547,750
         Petroleum Geo Services ADR (b)                                                  11,500              448,500
         SAP ADR (c)                                                                     11,000              499,124
         Schlumberger Ltd.                                                               14,500            1,448,188
         SmithKline Beecham ADR                                                          12,000              816,000
         Triton Energy Ltd.                                                               8,500              412,250
                                                                                                           9,281,792

                       Total Common Stock
                          (cost: $59,008,402)                                                             94,006,592


See accompanying notes to investments in securities.

                                                                                                         (Continued)

                          CLEARWATER INVESTMENT TRUST

                             CLEARWATER GROWTH FUND

                      Investments in Securities, Continued


                                                                                        Number
                                                                                      of shares
                                                                                     or principal           Market
Name of issuer                                                                           amount            value (a)


Short-Term Securities (0.1%):
         Norwest Advantage Cash Investment Fund 5.00%                                    75,784   $           75,784

                       Total Short-Term Securities
                          (cost: $75,784)                                                                     75,784

                       Total Investments in Securities
                          (cost: $59,084,186) (d)                                                 $       94,082,376


Notes to Investments in Securities

(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.

(b)   Currently non-income producing.

(c) Security purchased on May 23, 1995 at a cost of $401,720 as part of a private placement that has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. May be sold only to dealers in that program or other accredited investors.

(d) At December 31, 1996, the cost for federal income tax purposes was $59,084,186. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

         Gross unrealized appreciation                       $       35,942,500
         Gross unrealized depreciation                                 (944,310)

                Net unrealized appreciation                  $       34,998,190